MUNIVEST
                                                                MICHIGAN
                                                                INSURED
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

                      MUNIVEST MICHIGAN INSURED FUND, INC.

The Benefits and
Risks of
Leveraging

MuniVest Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

DEAR SHAREHOLDER

For the six months ended April 30, 1999, the Common Stock of MuniVest Michigan Insured Fund, Inc. earned $0.371 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.24%, based on a month-end per share net asset value of $14.27. Over the same period, the total investment return on the Fund's Common Stock was +1.37%, based on a change in per share net asset value from $14.46 to $14.27, and assuming reinvestment of $0.374 per share income dividends.

For the six months ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.02%.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will be the more important component of the Fund's performance. MuniVest Michigan Insured Fund, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Michigan Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and
Portfolio Manager

June 2, 1999

--------------------------------------------------------------------------------
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniVest Michigan Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
--------------------------------------------------------------------------------


                                     2 & 3

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniVest Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                               6,974,264           120,687
                                         Edward H. Meyer                              6,972,332           122,619
                                         Jack B. Sunderland                           6,972,344           122,607
                                         J. Thomas Touchton                           6,974,264           120,687
                                         Fred G. Weiss                                6,968,413           126,538
                                         Arthur Zeikel                                6,968,425           126,526

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                             6,975,662       14,661       104,628
-----------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.            Adjourned     Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniVest Michigan Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, Donald Cecil,
   M. Colyer Crum, Edward H. Meyer, Jack B. Sunderland, J. Thomas Touchton,
   Fred G. Weiss and Arthur Zeikel                                                      1,936                0

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                               1,936           0             0
-----------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.            Adjourned     Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's  Face                                                                            Value
STATE                    Ratings Ratings Amount     Issue                                                               (Note 1a)
=================================================================================================================================
Michigan--95.8%                                     Belding, Michigan, Area Schools, GO, Refunding (c):
                         AAA     NR*     $  785        6.05% due 5/01/2006 (f)                                            $   883
                         AAA     Aaa        215        6.05% due 5/01/2021                                                    232
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                                    due 5/01/2014 (b)                                                       1,092
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,625     Central Michigan University Revenue Bonds, 5.50% due
                                                    4/01/2007 (c)(f)                                                        1,778
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,500     Clarkston, Michigan, Community Schools, GO, 5.25% due
                                                    5/01/2023 (e)                                                           1,509
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Coldwater, Michigan, Community Schools, GO, 6.30% due
                                                    5/01/2004 (e)(f)                                                        1,124
                         --------------------------------------------------------------------------------------------------------
                         NR*     P1         100     Delta County, Michigan, Economic Development Corporation,
                                                    Environmental Improvement Revenue Refunding Bonds
                                                    (Mead-Escanaba Paper), DATES, Series F, 4.20% due 12/01/2013 (a)          100
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500     Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A, 5%
                                                    due 7/01/2027 (e)                                                       3,402
                         --------------------------------------------------------------------------------------------------------
                                                    Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                                    Lien, Series A (e):
                         AAA     Aaa      3,200        5% due 7/01/2021                                                     3,133
                         AAA     Aaa      3,150        5% due 7/01/2027                                                     3,062
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,250     Eastern Michigan University Revenue Bonds, 5.50% due 6/01/2027 (c)      5,467
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,995     Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5% due
                                                    5/01/2022 (e)                                                           1,952
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)         1,958
                         --------------------------------------------------------------------------------------------------------
                         NR*     Aaa      1,500     Fruitport, Michigan, Community Schools, GO, 5.30% due 5/01/2022 (c)     1,516
                         --------------------------------------------------------------------------------------------------------
                                                    Grand Ledge, Michigan, Public Schools District, GO (e)(f):
                         AAA     Aaa      1,000        6.45% due 5/01/2004                                                  1,131
                         AAA     Aaa      8,000        6.60% due 5/01/2004                                                  9,101
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                                    5.375% due 5/01/2024 (e)                                                1,019
                         --------------------------------------------------------------------------------------------------------
                         AAA     VMIG1+     400     Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds,
                                                    VRDN, 4% due 1/01/2020 (a)(c)                                             400
                         --------------------------------------------------------------------------------------------------------
                                                    Grand Traverse County, Michigan, Hospital Revenue Refunding
                                                    Bonds (Munson Healthcare), Series A (b):
                         AAA     NR*      3,805        6.25% due 7/01/2002 (f)                                              4,160
                         AAA     Aaa      2,500        5.50% due 7/01/2018                                                  2,582
                         AAA     Aaa      1,445        6.25% due 7/01/2022                                                  1,563
                         --------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
HDA     Housing Development Authority
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes


                                     4 & 5

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's  Face                                                                            Value
STATE                    Ratings Ratings Amount     Issue                                                               (Note 1a)
=================================================================================================================================
Michigan                 AAA     Aaa     $1,570     Grandville, Michigan, Public Schools District, GO, Refunding,
(concluded)                                         6.60% due 5/01/2005 (c)(f)                                           $  1,796
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,250     Greenville, Michigan, Public Schools, GO, 5.75% due
                                                    5/01/2004 (e)(f)                                                        2,455
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,770     Holly, Michigan, Area School District, GO, Refunding, 5% due
                                                    5/01/2022 (c)                                                           1,732
                         --------------------------------------------------------------------------------------------------------
                                                    Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                                    Facility Revenue Refunding and Improvement Bonds (Bronson
                                                    Methodist Hospital) (e):
                         AAA     Aaa      1,435        5.75% due 5/15/2016                                                  1,511
                         AAA     Aaa      1,000        5.875% due 5/15/2026                                                 1,065
                         AAA     Aaa      1,180        Series A, 6.375% due 5/15/2017                                       1,313
                         --------------------------------------------------------------------------------------------------------
                                                    Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                                    Facility Revenue Refunding Bonds (Bronson Methodist
                                                    Hospital) (e):
                         NR*     Aaa      2,500        5.25% due 5/15/2018                                                  2,508
                         NR*     Aaa      3,500        5.50% due 5/15/2028                                                  3,635
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,660     Kent, Michigan, Hospital Finance Authority, Health Care Revenue
                                                    Bonds (Butterworth Health Systems), Series A, 5.625% due
                                                    1/15/2006 (e)(f)                                                        2,926
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                                    Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                                    1/15/2013 (e)                                                           2,452
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,235     Lincoln Park, Michigan, School District, GO, 7% due
                                                    5/01/2006 (c)(f)                                                        3,823
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,900     Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due
                                                    5/01/2016 (c)                                                             806
                         --------------------------------------------------------------------------------------------------------
                         AAA     VMIG1+     500     Michigan Higher Education Student Loan Revenue Bonds, AMT, VRDN,
                                                    Series XII-D, 3.95% due 10/01/2015 (a)(b)                                 500
                         --------------------------------------------------------------------------------------------------------
                         AA+     Aa1      1,250     Michigan Municipal Bond Authority Revenue Bonds (Drinking Water
                                                    Revolving Fund), 4.75% due 10/01/2020                                   1,182
                         --------------------------------------------------------------------------------------------------------
                                                    Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                                    (Local Government Loan Program), Series A (c):
                         AAA     Aaa      1,000        6% due 12/01/2013                                                    1,100
                         AAA     Aaa      2,000        6.125% due 12/01/2018                                                2,213
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Michigan State Building Authority, Revenue Refunding Bonds
                                                    (Facilities Program), Series I, 5.50% due 10/01/2006 (b)                2,167
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,500     Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                                    5.10% due 10/01/2019 (e)                                                1,496
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,885     Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                    Series A, 6.50% due 4/01/2023 (d)                                       4,130
                         --------------------------------------------------------------------------------------------------------
                         BBB     Baa2     1,000     Michigan State Hospital Finance Authority, Revenue Bonds
                                                    (Detroit Medical Center Obligation Group), Series A, 5.25% due
                                                    8/15/2028                                                                 903
                         --------------------------------------------------------------------------------------------------------
                                                    Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa      2,930        (Detroit Medical Group), Series A, 5.25% due 8/15/2027 (b)           2,900
                         AAA     Aaa      2,305        (Mercy Health Services), Series T, 6.50% due 8/15/2013 (e)           2,611
                         AAA     Aaa      3,000        (Saint John Hospital), Series A, 6% due 5/15/2013 (b)                3,237
                         AAA     Aaa      1,460        (Sparrow Obligated Group), 6.50% due 11/15/2011 (e)                  1,573
                         --------------------------------------------------------------------------------------------------------
                         NR*     P1       4,400     Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                                    Project), VRDN, 4.20% due 4/15/2018 (a)                                 4,400
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     Michigan State Trunk Line, Revenue Refunding Bonds, Series A,
                                                    4.75% due 11/01/2020 (e)                                                3,798
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Michigan State University Revenue Bonds, Series A, 5.125% due
                                                    2/15/2016 (b)                                                           1,012
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,500     Monroe County, Michigan, Economic Development Corp., Limited
                                                    Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                                    Series AA, 6.95% due 9/01/2022 (c)                                      8,171
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,500     Monroe County, Michigan, PCR (Detroit Edison Company), AMT,
                                                    Series CC, 6.55% due 6/01/2024 (e)                                      4,946
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Montrose Township, Michigan, School District, GO, 5.60% due
                                                    5/01/2026 (e)                                                           2,089
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Northern Michigan University, Revenue Refunding Bonds, 5% due
                                                    12/01/2025 (e)                                                          1,945
                         --------------------------------------------------------------------------------------------------------
                                                    Northview, Michigan, Public Schools District, GO, Refunding (e):
                         AAA     NR*      2,265        5.80% due 5/01/2006 (f)                                              2,513
                         AAA     Aaa        235        5.80% due 5/01/2021                                                    250
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,600     Novi, Michigan, Community School District, GO, 6.125% due
                                                    5/01/2003 (c)(f)                                                        2,870
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Oakland University, Michigan, Revenue Bonds, 5.75% due
                                                    5/15/2026 (e)                                                           1,068
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                                    5/01/2005 (c)(f)                                                        1,113
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Three Rivers, Michigan, Community Schools, GO, 6% due
                                                    5/01/2006 (e)(f)                                                        1,121
                         --------------------------------------------------------------------------------------------------------
                         A1+     VMIG1+   3,500     University of Michigan, University Hospital Revenue Bonds, VRDN,
                                                    Series A, 4.15% due 12/01/2027 (a)                                      3,500
                         --------------------------------------------------------------------------------------------------------
                         A1+     VMIG1+   1,500     University of Michigan, University Hospital Revenue Refunding
                                                    Bonds, VRDN, Series A, 4.15% due 12/01/2019 (a)                         1,500
                         --------------------------------------------------------------------------------------------------------
                         A1+     VMIG1+     600     University of Michigan, University Revenue Refunding Bonds
                                                    (Medical Service Plan), VRDN, Series A-1, 4.15% due 12/01/2021 (a)        600
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Warren, Michigan, Water and Sewer Revenue Bonds, 5.125% due
                                                    11/01/2023 (d)                                                          2,975
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,500     Waterford, Michigan, School District, GO, 6.25% due
                                                    6/01/2004 (c)(f)                                                        1,673
                         --------------------------------------------------------------------------------------------------------
                         NR*     NR*      2,500     Wayne Charter County, Michigan, Airport Revenue Bonds, AMT, RIB,
                                                    Series 68, 6.305% due 12/01/2017 (e)(g)                                 2,615
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Western Michigan, University Revenue Bonds, Series B, 6.50% due
                                                    7/15/2021 (b)                                                           2,147
                         --------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,300     Ypsilanti, Michigan, School District, GO, Refunding, 5.75% due
                                                    5/01/2007 (c)(f)                                                        1,436
=================================================================================================================================
Puerto Rico--2.4%        NR*     NR*      3,485     Puerto Rico, RITR, 6.42% due 7/01/2027 (g)                              3,690
=================================================================================================================================
                         Total Investments (Cost--$143,941)--98.2%                                                        152,630
                         Other Assets Less Liabilities--1.8%                                                                2,757
                                                                                                                         --------
                         Net Assets--100.0%                                                                              $155,387
                                                                                                                         ========
=================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
      (b)   AMBAC Insured.
      (c)   FGIC Insured.
      (d)   FSA Insured.
      (e)   MBIA Insured.
      (f)   Prerefunded.
      (g)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                     6 & 7

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                        As of April 30, 1999
================================================================================================================================
Assets:                 Investments, at value (identified cost--$143,940,772) (Note 1a) ..........                  $152,630,065
                        Cash .....................................................................                        60,464
                        Interest receivable ......................................................                     2,925,584
                        Prepaid expenses and other assets ........................................                        10,760
                                                                                                                    ------------
                        Total assets .............................................................                   155,626,873
                                                                                                                    ------------
================================================================================================================================
Liabilities:            Payables:
                          Dividends to shareholders (Note 1e) ....................................  $    138,861
                          Investment adviser (Note 2) ............................................        68,340         207,201
                                                                                                    ------------
                        Accrued expenses and other liabilities ...................................                        32,662
                                                                                                                    ------------
                        Total liabilities ........................................................                       239,863
                                                                                                                    ------------
================================================================================================================================
Net Assets:             Net assets ...............................................................                  $155,387,010
                                                                                                                    ============
================================================================================================================================
Capital:                Capital Stock (200,000,000 shares authorized) (Note 4):
                          Preferred Stock, par value $.05 per share (2,000 shares of AMPS*
                          issued and outstanding at $25,000 per share liquidation preference) ....                  $ 50,000,000
                          Common Stock, par value $.10 per share (7,387,697 shares issued
                          and outstanding) .......................................................  $    738,770
                        Paid-in capital in excess of par .........................................   102,828,343
                        Undistributed investment income--net .....................................       490,613
                        Accumulated realized capital losses on investments--net (Note 5) .........    (7,360,009)
                        Unrealized appreciation on investments--net ..............................     8,689,293
                                                                                                    ------------
                        Total--Equivalent to $14.27 net asset value per share of Common Stock
                        (market price--$13.25) ...................................................                   105,387,010
                                                                                                                    ------------
                        Total capital ............................................................                  $155,387,010
                                                                                                                    ============
================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Six Months Ended April 30, 1999
===================================================================================================================
Investment              Interest and amortization of premium and discount earned ....                   $ 4,123,911
Income (Note 1d):
===================================================================================================================
Expenses:               Investment advisory fees (Note 2) ...........................    $   390,011
                        Commission fees (Note 4) ....................................         68,104
                        Professional fees ...........................................         38,454
                        Accounting services (Note 2) ................................         36,633
                        Transfer agent fees .........................................         22,097
                        Directors' fees and expenses ................................         14,705
                        Printing and shareholder reports ............................         12,677
                        Listing fees ................................................          8,698
                        Custodian fees ..............................................          6,534
                        Pricing fees ................................................          5,138
                        Other .......................................................         10,245
                                                                                         -----------
                        Total expenses ..............................................                       613,296
                                                                                                        -----------
                        Investment income--net ......................................                     3,510,615
                                                                                                        -----------
===================================================================================================================
Realized & Unreal-      Realized gain on investments--net ...........................                     1,172,744
ized Gain (Loss) on     Change in unrealized appreciation on investments--net .......                    (2,610,369)
Investments--Net                                                                                        -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ........                   $ 2,072,990
                                                                                                        ===========
===================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Six        For the
                                                                                                       Months Ended     Year Ended
                                                                                                         April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                                     1999            1998
===================================================================================================================================
Operations:         Investment income--net .........................................................   $  3,510,615    $  7,180,087
                    Realized gain on investments--net ..............................................      1,172,744       2,267,650
                    Change in unrealized appreciation on investments--net ..........................     (2,610,369)      1,560,039
                                                                                                       ------------    ------------
                    Net increase in net assets resulting from operations ...........................      2,072,990      11,007,776
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends to        Investment income--net:
Shareholders          Common Stock .................................................................     (2,766,375)     (5,538,150)
(Note 1e):            Preferred Stock ..............................................................       (753,900)     (1,671,160)
                                                                                                       ------------    ------------
                    Net decrease in net assets resulting from dividends to shareholders ............     (3,520,275)     (7,209,310)
                                                                                                       ------------    ------------
===================================================================================================================================
Capital Stock       Value of shares issued to Common Stock shareholders in reinvestment of
Transactions        dividends ......................................................................             --         111,746
(Note 4):                                                                                              ------------    ------------
===================================================================================================================================
Net Assets:         Total increase (decrease) in net assets ........................................     (1,447,285)      3,910,212
                    Beginning of period ............................................................    156,834,295     152,924,083
                                                                                                       ------------    ------------
                    End of period* .................................................................   $155,387,010    $156,834,295
                                                                                                       ============    ============
===================================================================================================================================
                   *Undistributed investment income--net ...........................................   $    490,613    $    500,273
                                                                                                       ============    ============
===================================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the       For the Six
                     financial statements.                               Months Ended         For the Year Ended October 31,
                                                                           April 30,    -------------------------------------------
                     Increase (Decrease) in Net Asset Value:                 1999         1998       1997        1996        1995
===================================================================================================================================
Per Share            Net asset value, beginning of period ...............  $  14.46     $  13.95   $  13.65    $  13.65    $  11.83
Operating                                                                  --------     --------   --------    --------    --------
Performance:         Investment income--net .............................       .47          .98       1.01        1.01        1.01
                     Realized and unrealized gain (loss) on
                     investments--net ...................................      (.19)         .51        .30          --++      1.82
                                                                           --------     --------   --------    --------    --------
                     Total from investment operations ...................       .28         1.49       1.31        1.01        2.83
                                                                           --------     --------   --------    --------    --------
                     Less dividends to Common Stock shareholders:
                       Investment income--net ...........................      (.37)        (.75)      (.78)       (.77)       (.76)
                                                                           --------     --------   --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders:
                         Investment income--net .........................      (.10)        (.23)      (.23)       (.24)       (.25)
                                                                           --------     --------   --------    --------    --------
                     Total effect of Preferred Stock activity ...........      (.10)        (.23)      (.23)       (.24)       (.25)
                                                                           --------     --------   --------    --------    --------
                     Net asset value, end of period .....................  $  14.27     $  14.46   $  13.95    $  13.65    $  13.65
                                                                           ========     ========   ========    ========    ========
                     Market price per share, end of period ..............  $  13.25     $ 14.625   $ 13.313    $ 12.375    $  12.25
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Total Investment     Based on market price per share ....................     (6.93%)+     16.12%     14.32%       7.40%      27.59%
Return:**                                                                  ========     ========   ========    ========    ========
                     Based on net asset value per share .................      1.37%+       9.56%      8.60%       6.32%      23.18%
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Ratios to Average    Expenses ...........................................       .79%*        .76%       .75%        .77%        .77%
Net Assets:***                                                             ========     ========   ========    ========    ========
                     Investment income--net .............................      4.50%*       4.65%      4.89%       4.91%       5.21%
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) .....................................  $105,387     $106,834   $102,924    $100,702    $100,729
                                                                           ========     ========   ========    ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .....................................  $ 50,000     $ 50,000   $ 50,000    $ 50,000    $ 50,000
                                                                           ========     ========   ========    ========    ========
                     Portfolio turnover .................................     24.64%       48.30%     22.43%      47.10%      53.85%
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................  $  3,108     $  3,137   $  3,058    $  3,014    $  3,015
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Dividends Per Share  Investment income--net .............................  $    377     $    836   $    835    $    886    $    939
On Preferred Stock                                                         ========     ========   ========    ========    ========
Outstanding:
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Aggregate total investment return.
      ++    Amount is less than $.01 per share.
            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                    10 & 11

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $35,941,837 and $37,090,593, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                   Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ......................    $1,172,744          $8,689,293
                                                ----------          ----------
Total ......................................    $1,172,744          $8,689,293
                                                ==========          ==========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $8,689,293, of which $9,131,965 related to appreciated securities and $442,672 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $143,940,772.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 remained constant and the year ended October 31, 1998 increased by 7,728 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.35%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $42,736 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carry forward of approximately $5,871,000, of which $2,062,000 expires in 2002; $3,063,000 expires in 2003; and $746,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059603 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................   85.7%
AA/Aa ..............................................................    0.8
BBB/Baa ............................................................    0.6
NR (Not Rated) .....................................................    4.0
Other+ .............................................................    7.1
--------------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.


                                    12 & 13

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniVest Michigan Insured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MVM


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16638--4/99

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